Exhibit 10.9

[Pursuant to Item 601(b)(2)(ii) of Regulation S-K, certain terms to this exhibit have been omitted as they are both not material and of the type that the registrant treats as private or confidential. A copy of unredacted copy of the exhibit will be furnished supplementally to the SEC upon request.]

TRANSFER AGREEMENT

This agreement is made on 1 December 2013

Between

Sim Eng Tong NRIC No: [                                     ], of [                                                                                                                                              ] (“SET”).

and

Puah Chum Mok, NRIC No: [                                        ] of [                                                                                                                                             ] (“PCM”)

and

BIOMAX HOLDINGS PTE LTD, UEN: 201027140Z, a company incorporated in Singapore (“BH”).

each a “Party” and collectively referred to as the “Parties”

WHEREAS

1)	SET and PCM are the inventors and owner of the following technologies:

a)	Apparatus And System for Treating Organic Mass - Rapid Thermophilic Digester

b)	Treatment Of Organic Waste - BM1 Enzyme

2)	SET and PCM are willing to transfer the ownership of these inventions and technologies to BH and allow BH to register for Patent of these inventions and technologies and shall only remain as inventors of these inventions.

3)	BH is willing to accept the transfer of ownership of these inventions and technologies from Inventor.

4)	The consideration amount for the transfer is SGD [ ] that BH agreed to pay to SET and PCM.

5)	The parties agreed that upon signing of this agreement, the ownership of these inventions and technologies is transferred from Inventor to BH immediately.

6)	SET and PCM will not claim the rights to the ownership of these inventions and technologies thereafter.

(The rest of this page is left blank intentionally. Signature page to follow.)

Signed by:

/s/ Sim Eng Tong
Sim Eng Tong
[ ]

/s/ Puah Chum Mok
Puah Chum Mok
[ ]

/s/ Sim Eng Tong
Sim Eng Tong
For and on behalf of Biomax Holdings Pte Ltd

WAIVER AGREEMENT

This agreement is made on 31 December 2019

Between

Sim Eng Tong, NRIC No: [                                                                                                                                    ] Singapore 760435 (“SET”).

and

Puah Chum Mok, NRIC No: [                                                                                                                                    ] (“PCM”)

and

BIOMAX HOLDINGS PTE LTD, UEN: 201027140Z, a company incorporated in Singapore (“BH”).

each a “Party” and collectively referred to as the “Parties”

WHEREAS

1)	The transfer agreement (‘transfer agreement”) between SET, PCM and BH dated 1 December 2013 is referred.

2)	It is hereby agreed that SET and PCM will waive the consideration of SGD [ ] payable by BH stipulated in the transfer agreement, and in the form of capital reserves as a capital contribution to BH.

3)	With this waiver, SET and PCM will not claim back the rights to the ownership of the inventions and technologies mentioned in the transfer agreement.

(The rest of this page is left blank intentionally. Signature page to follow.)

Signed by:

/s/ Sim Eng Tong
Sim Eng Tong
[ ]

/s/ Puah Chum Mok
Puah Chum Mok
[ ]

/s/ Sim Eng Tong
Sim Eng Tong
For and on behalf of Biomax Holdings Pte Ltd

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